Exhibit 99.1

Speedus Announces Fourth Quarter and Fiscal 2003 Results

March 30, 2004 - New York, New York

Speedus Corp. (NASDAQ: SPDE) today announced a net loss for the twelve months ended December 31, 2003 of $10.7 million, or $0.65 per share on a fully diluted basis, compared to a net loss of $11.1 million, or $0.62 per share on a fully diluted basis, for the twelve months ended December 31, 2002. The loss before depreciation and amortization was $9.5 million for the twelve months ended December 31, 2003 compared to a loss before depreciation and amortization of $5.8 million for the twelve months ended December 31, 2002.

The results for these periods were primarily driven by decreases in investment income and depreciation and amortization in 2003 compared to 2002. For 2003, investment income amounted to a loss of $4.5 million compared to a loss of $0.2 million in 2002. Depreciation and amortization was $1.2 million in 2003 compared to $5.3 million in 2002 with the 2002 period including a non-cash charge of $3.6 million for property and equipment taken out of service.

For 2003, total operating expenses before depreciation and amortization amounted to $6.4 million compared to $6.1 million in 2002. However, net of increases aggregating $2.0 million as a result of the inclusion of F&B Gudtfood and Zargis Medical operations since the acquisition of controlling interests in May 2002 and February 2003, respectively, total operating expenses, before depreciation and amortization, decreased $1.7 million primarily as a result of the continuation of cost cutting measures and a decrease in legal expenses.

About Speedus Corp.

Speedus Corp. is a holding company that owns significant equity interests in diverse businesses. Additional information on Speedus Corp. and its services is available at www.speedus.com or by calling 718.567.4358.

                                        #

Statements contained herein that are not historical facts, including but not limited to statements about the Company's product, corporate identity and focus, may be forward-looking statements that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the Company, including, but not limited to, the continuing development of the Company's sales, marketing and support efforts.

These financial statements do not include all information and notes required by generally accepted accounting principles for complete financial statements. These financial statements should be read in conjunction with the Company's 2003 audited consolidated financial statements and notes thereto on Form 10-K. Operating results for the twelve months ended December 31, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004.

CONTACT: John Kallassy of Speedus Corp.; 718.567.4358; jkallassy@speedus.com

                                  SPEEDUS CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                Quarters ended December 31,             Years ended December 31,
                                              -------------------------------       -------------------------------
                                                  2003               2002               2003               2002
                                              ------------       ------------       ------------       ------------
                                               (unaudited)        (unaudited)
Revenues                                      $    162,679       $    197,459       $    710,786       $    906,809
                                              ------------       ------------       ------------       ------------

Expenses:
     Selling, general and administrative         1,289,007          1,412,527          4,494,589          4,639,394
     Research and development                      468,359            237,554          1,705,233            946,482
     Depreciation and amortization                 409,944            173,064          1,158,753          5,277,956
     Cost of sales                                  58,843             48,515            222,662            515,956
                                              ------------       ------------       ------------       ------------
     Total operating expenses                    2,226,153          1,871,660          7,581,237         11,379,788
                                              ------------       ------------       ------------       ------------

Operating loss                                  (2,063,474)        (1,674,201)        (6,870,451)       (10,472,979)

Investment income/(loss)                           411,033         (3,071,279)        (4,519,600)          (194,280)
Equity in loss of associated company                     0           (151,003)           (92,996)          (520,822)
Minority interest                                  286,696             18,513            778,950             80,105
                                              ------------       ------------       ------------       ------------

Net earnings/(loss)                           $ (1,365,745)      $ (4,877,970)      $(10,704,097)      $(11,107,976)
                                              ============       ============       ============       ============

Per share:
Basic loss per common share                   $      (0.08)      $      (0.29)      $      (0.65)      $      (0.62)
                                              ============       ============       ============       ============
Weighted average common shares
    outstanding                                 16,216,099         16,991,886         16,498,267         17,927,000
                                              ============       ============       ============       ============

Diluted loss per common share                 $      (0.29)      $      (0.29)      $      (0.65)      $      (0.62)
                                              ============       ============       ============       ============
Weighted average common shares
    outstanding                                 16,216,099         16,991,886         16,498,267         17,927,000
                                              ============       ============       ============       ============

                                  SPEEDUS CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                                  December 31,       December 31,
                                                                      2003               2002
                                                                  ------------       ------------
                             ASSETS
Current assets:
    Cash and cash equivalents                                     $ 19,419,197       $ 33,052,815
    Marketable securities                                            2,086,638            879,194
    Due from broker                                                  3,713,146         11,728,880
    Prepaid expenses and other                                          83,222             17,488
    Accounts and other receivables                                      42,500             40,099
                                                                  ------------       ------------
    Total current assets                                            25,344,703         45,718,476
Property and equipment, net of accumulated
  depreciation of $2,003,862 and $2,015,662                            419,868            819,714
Other intangible assets, net of accumulated
  amortization of $1,051,493 and $418,929                            2,042,051          1,651,071
Goodwill                                                               620,875          1,760,106
Other assets                                                            82,563            235,208
                                                                  ------------       ------------
    Total assets                                                  $ 28,510,060       $ 50,184,575
                                                                  ============       ============

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                              $    151,258       $    228,144
    Accrued liabilities                                              1,432,426          1,734,252
    Securities sold and not purchased                                5,406,135         14,212,566
                                                                  ------------       ------------
    Total current liabilities                                        6,989,819         16,174,962

Minority interest                                                      531,055          1,591,557

Commitments and Contingencies                                               --                 --

Stockholders' equity:
    Common stock ($.01 par value; 50,000,000
      shares authorized; 21,516,088 and 21,384,838                     215,161            213,848
      shares issued)
    Preferred stock ($.01 par value; 20,000,000
         shares authorized):
         Series A Junior Participating ($.01 par value;
           4,000 shares authorized; no shares issued
           and outstanding)                                                 --                 --
    Additional paid-in-capital                                      90,442,120         90,289,432
    Treasury stock (at cost; 5,257,649 and 4,418,577 shares)        (5,250,552)        (4,371,778)
    Accumulated deficit                                            (64,417,543)       (53,713,446)
                                                                  ------------       ------------
    Stockholders' equity                                            20,989,186         32,418,056
                                                                  ------------       ------------
    Total liabilities and stockholders' equity                    $ 28,510,060       $ 50,184,575
                                                                  ============       ============